UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 4, 2010

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Procera Networks, Inc.
(Exact name of Registrant as specified in its charter)

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Nevada	000-49862	33-0974674
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100-C Cooper Court, Los Gatos, CA	95032
(Address of principal executive offices)	(Zip Code)

(408) 890-7100
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 4, 2010, Procera Networks, Inc., a Nevada corporation (the “Company”), issued a press release announcing preliminary revenue results and that it expects to be profitable for the quarter ended December 31, 2009.   A copy of the press release is furnished as Exhibit 99.1 to this report.

The information under this Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the 1934 Act, nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the 1934 Act or the 1933 Act, except as shall be expressly set forth by specific reference in such filing.

This Current Report on Form 8-K and the press release furnished as Exhibit 99.1 contain forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s anticipated financial results for the quarter ended December 31, 2009.  Such statements are preliminary and subject to certain risks and uncertainties. Actual results could differ materially from those expressed in any of the forward-looking statements. Such risks and uncertainties include, but are not limited to, the preliminary nature of the anticipated financial results and other risks described in the Company's reports and filings with the SEC from time to time.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued on January 4, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Procera Networks, Inc.
(Registrant)

Date: January 8, 2010	By:	/s/ Charles Constanti
		Name:	Charles Constanti
		Title:	Chief Financial Officer and
Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued on January 4, 2010.